                                                                    Exhibit 99.1

                         CHASE MANHATTAN BANK USA, N.A.
                      MONTHLY CERTIFICATEHOLDER'S STATEMENT

                         CHASE CREDIT CARD MASTER TRUST
                                  SERIES 1996-2

                                                    Distribution Date: 9/15/2004

Section 5.2 - Supplement                                              Class A         Class B     Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                     0.00            0.00            0.00                 0.00

(ii)    Monthly Interest Distributed                              2,740,833.33      160,416.67       85,677.08         2,986,927.08
        Deficiency Amounts                                                0.00            0.00                                 0.00
        Additional Interest                                               0.00            0.00                                 0.00
        Accrued and Unpaid Interest                                                                       0.00                 0.00

(iii)   Collections of Principal Receivables                     93,355,694.82    5,304,300.84    7,426,021.18       106,086,016.84

(iv)    Collections of Finance Charge Receivables                 7,690,551.53      436,963.16      611,748.42         8,739,263.10

(v)     Aggregate Amount of Principal Receivables                                                                 35,498,993,227.89

                                             Investor Interest  550,000,000.00   31,250,000.00   43,750,000.00       625,000,000.00
                                             Adjusted Interest  550,000,000.00   31,250,000.00   43,750,000.00       625,000,000.00

                                                      Series
        Floating Investor Percentage                     1.76%          88.00%           5.00%           7.00%              100.00%
        Fixed Investor Percentage                        1.76%          88.00%           5.00%           7.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                        Current                                                                                              95.88%
                        30 to 59 days                                                                                         1.21%
                        60 to 89 days                                                                                         1.00%
                        90 or more days                                                                                       1.91%
                                                                                                                   -----------------
                                             Total Receivables                                                              100.00%

(vii)   Investor Default Amount                                   2,912,271.65      165,469.98      231,657.97         3,309,399.60

(viii)  Investor Charge-Offs                                              0.00            0.00            0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00            0.00                 0.00

(x)     Net Servicing Fee                                           458,333.33       26,041.67       36,458.33           520,833.33

(xi)    Portfolio Yield (Net of Defaulted Receivables                                                                        10.15%

(xii)   Portfolio Supplemented Yield                                                                                         10.15%

(xiii)  Reallocated Monthly Principal                                                     0.00            0.00                 0.00

(xiv)   Closing Investor Interest (Class A Adjusted)            550,000,000.00   31,250,000.00   43,750,000.00       625,000,000.00

(xv)    LIBOR                                                                                                              1.60000%

(xvi)   Principal Funding Account Balance                                                                                      0.00

(xvii)  Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xix)   Principal Investment Funding Shortfall                                                                                 0.00

(xx)    Available Funds                                           7,232,218.20      410,921.49      575,290.08         8,218,429.77

(xxi)   Certificate Rate                                              5.98000%        6.16000%        2.35000%

------------------------------------------------------------------------------------------------------------------------------------

          By:
                 ---------------------------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                         CHASE MANHATTAN BANK USA, N.A.
                      MONTHLY CERTIFICATEHOLDER'S STATEMENT

                         CHASE CREDIT CARD MASTER TRUST
                                  SERIES 1996-3

                                                    Distribution Date: 9/15/2004

Section 5.2 - Supplement                                              Class A         Class B      Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                     0.00            0.00            0.00                 0.00

(ii)    Monthly Interest Distributed                              2,434,132.89      141,813.47       64,179.36         2,640,125.72
        Deficiency Amounts                                                0.00            0.00                                 0.00
        Additional Interest                                               0.00            0.00                                 0.00
        Accrued and Unpaid Interest                                                                       0.00                 0.00

(iii)   Collections of Principal Receivables                     69,929,016.76    3,973,218.37    5,562,716.34        79,464,951.47

(iv)    Collections of Finance Charge Receivables                 5,760,684.53      327,309.87      458,251.17         6,546,245.57

(v)     Aggregate Amount of Principal Receivables                                                                 35,498,993,227.89

                                           Investor Interest    411,983,000.00   23,408,000.00   32,772,440.86       468,163,440.86
                                           Adjusted Interest    411,983,000.00   23,408,000.00   32,772,440.86       468,163,440.86

                                                    Series
        Floating Investor Percentage                   1.32%            88.00%           5.00%           7.00%              100.00%
        Fixed Investor Percentage                      1.32%            88.00%           5.00%           7.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                        Current                                                                                              95.88%
                        30 to 59 days                                                                                         1.21%
                        60 to 89 days                                                                                         1.00%
                        90 or more days                                                                                       1.91%
                                                                                                                --------------------
                                             Total Receivables                                                              100.00%

(vii)   Investor Default Amount                                   2,181,466.20      123,946.28      173,531.36         2,478,943.84

(viii)  Investor Charge-Offs                                              0.00            0.00            0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00            0.00                 0.00

(x)     Net Servicing Fee                                           343,319.17       19,506.67       27,310.37           390,136.20

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       10.15%

(xii)   Portfolio Supplemented Yield                                                                                         11.14%

(xiii)  Reallocated Monthly Principal                                                     0.00            0.00                 0.00

(xiv)   Closing Investor Interest (Class A Adjusted)            411,983,000.00   23,408,000.00   32,772,440.86       468,163,440.86

(xv)    LIBOR                                                                                                              1.60000%

(xvi)   Principal Funding Account Balance                                                                                      0.00

(xvii)  Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xix)   Principal Investment Funding Shortfall                                                                                 0.00

(xx)    Available Funds                                           5,417,365.36      307,803.21      430,940.81         6,156,109.37

(xxi)   Certificate Rate                                              7.09000%        7.27000%        2.35000%

------------------------------------------------------------------------------------------------------------------------------------

          By:
                 ---------------------------------------------
          Name:  Patricia M. Garvey
          Title: Vice President